United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2024

iCoreConnect Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 810-7706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ICCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 12, 2024, iCoreConnect Inc. (the “Company”) entered into an amendment with the holder of a Convertible Promissory Note (the “Initial Note”) which was previously issued on October 26, 2023, in the principal amount of $94,685.91, whereby the holder of the Initial Note agreed to extend the maturity date of the Initial Note to July 31, 2024. As an inducement for entering into the amendment, the Company agreed to issue to such holder 15,229 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”).

On June 12, 2024, the Company entered into an amendment with the holder of a Convertible Promissory Note which was previously issued on December 29, 2023, in the principal amount of $473,743 (the “Promissory Note”), whereby the holder of the Promissory Note agreed to extend the maturity date of the Promissory Note to July 31, 2024. As an inducement for entering into the amendment, the Company agreed to issue to such holder 74,685 shares of Common Stock.

On June 12, 2024, the Company issued a Convertible Promissory Note in the principal amount of $397,622 (the “Convertible Note”). The maturity of the Convertible Note is July 31, 2024 and carries an interest rate of 12% per annum and is initially convertible into Company common stock at a conversion price equal to $1.42 per share of Common Stock.

The foregoing descriptions of the amendment to the Convertible Promissory Note and the Convertible Promissory Note do not purport to be complete and are qualified in their entirety by the full text of such agreements, which are attached hereto as exhibits and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The Convertible Note and the Common Stock issued as inducements for the amendments were sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act as sales to an accredited investor, and in reliance on similar exemptions under applicable state laws.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Form of Convertible Note

10.1	Form of Promissory Note Amendment

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCoreConnect Inc. (Registrant)

Dated: June 17, 2024	By:	/s/ Robert McDermott
	Name:	Robert McDermott
	Title:	President and Chief Executive Officer

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